VENTURE


ADVANTUS VENTURE FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED JANUARY 31, 2002

[ADVANTUS LOGO]

[GRAPHIC]

[SIDENOTE]
CUT DOWN PAPERWORK, NOT TREES.
Advantus now offers e-delivery of prospectuses, annual and semi-annual reports. To find out more, call Advantus Shareholder Services at (800) 665-6005.

ADVANTUS VENTURE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE             2

INVESTMENTS IN
SECURITIES                     6

STATEMENT OF ASSETS
AND LIABILITIES               11

STATEMENT OF
OPERATIONS                    12

STATEMENTS OF CHANGES
IN NET ASSETS                 13

NOTES TO FINANCIAL
STATEMENTS                    14

DIRECTORS AND EXECUTIVE
OFFICERS                      20

SHAREHOLDER SERVICES          22

LETTER FROM THE PRESIDENT

[PHOTO OF WILLIAM N. WESTHOFF]


Dear Shareholder:

The devastating terrorist attacks on America on September 11 and the aftermath will continue to impact global economies and markets for some time. The major long-term effect of the September attacks and the continuing uncertainty of potential future attacks are decisive moves back to more governmental intervention in the economy. The fallout will result in slower economic growth over the next several years as resources are redirected from the private to the public sector. Government spending will increase at the expense of both the consumer and business.

In the fourth quarter 2001, the stock market, although still volatile, made significant gains. Throughout the year, budget-conscious businesses put off spending - especially in technology - to help improve their bottom line. The events on September 11 had a profound short-term impact on the equity markets. The relatively short physical recovery period speaks volumes to the strength and tenacity of the people associated with the various stock exchanges and equity markets

In the fixed income market, credit spreads (the price of non-government credit risk) gyrated sharply throughout the course of the year as economic variables changed. Despite all the turbulence however, investment grade fixed income turned in a favorable performance and again confirmed the positive attributes of fixed income.

We believe economic recovery is at hand, and the U.S. will lead the global economy out of recession. The economic environment was sluggish before the events of September 11, and the aftermath of the attacks resulted in an even sharper decline in overall activity. We feel that the unprecedented stimulus of both Federal Reserve policy and federal fiscal policy will rekindle growth throughout 2002

As the economy gathers momentum in the second half of the year we expect upward pressure on interest rates, particularly the short maturities, as the Federal Reserve shifts to a neutral bias and then later towards a more restrictive posture. Inflation is also expected to rise gradually, but we believe it will remain moderate due to the excess of labor and manufacturing capacity available. All in all, we believe that economic recovery is underway.

Long-term investors are rewarded for their discipline and patience. Congratulate yourself for making it through 2001, a year that I feel was one of the most difficult investment environments in my 30 years of investment experience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS VENTURE FUND

PERFORMANCE
For the six months ended January 31, 2002, the Advantus Venture Fund returned the following for each class of shares currently offered:

Class A             .76 percent*
Class B             .36 percent*
Class C             .35 percent*

By comparison, the Russell 2000 Value Index** returned 4.85 percent for the same period.

PERFORMANCE ANALYSIS
In 2001, U.S. equity markets posted their second consecutive year of negative returns for the first time since 1973-74. The Dow Industrials+ and the S&P 500*** fell 7.1 percent and 13.0 percent, respectively. The Russell 2000 Value Index finished the year up 14.0 percent, as the preference for inexpensively priced small capitalization stocks resulted in the only bright spot in an otherwise difficult year for equities.

In looking at the second half of the year, the third quarter will always be remembered for the events of September 11, but it is also true that the U.S. equity market had already declined significantly before that date. Responding to weakening economic news, larger-cap stocks were favored over smaller-cap stocks and Value handily outperformed Growth as Technology, which had outperformed in the second quarter, collapsed in the third. The Russell Top 200++ Index returned -14.4 percent, the Russell 1000++ returned -15.2 percent, and the Russell 2000 returned -20.8 percent. In this environment, the Russell 2000 Value Index fell -13.3 percent compared to a -28.1 percent loss for the Russell 2000 Growth Index.

The overall pattern of sector returns within the Russell 2000 Value Index during the third quarter was consistent with market reaction to news of a sharply slowing economy. Defensive names generally outperformed cyclicals before the attacks and the day the stock market reopened, but lagged later in the month. As interest rates and oil prices fell sharply after the attack, the Financial Services sector was notably strong and Other Energy was notably weak. The best-performing sector, and the only sector to post a positive return for the quarter, was Consumer Staples. Technology was the worst-performing sector in the Russell 2000 Value Index, falling -31 percent.

U.S. equity markets staged a broad rally in the fourth quarter, responding to lower short-term interest rates, expectations of a strengthening economy, and military success in Afghanistan. In contrast to the third quarter, mid- and smaller-cap stocks were favored over larger-cap stocks and Growth was favored over Value. Technology continued to dominate market return patterns: having collapsed in the third quarter, the sector led the fourth quarter rebound.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JOHN BURBANK]

JOHN BURBANK, CFA STATE STREET RESEARCH & MANAGEMENT COMPANY

The Advantus Venture Fund is a mutual fund designed for investors seeking long-term accumulation of capital. The Fund hopes to achieve its objective by investing primarily in equity securities of small capitalization companies (i.e., companies with a market capitalization of less than $1.5 billion) at the time of purchase, and which appear to be undervalued or trading below their true worth. While Advantus Capital Management, Inc. serves as investment advisor to the Fund, State Street Research and Management Company provides investment advice to the Fund under a subadvisory agreement. Investments in smaller company and micro cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Fund's prospectus for specific information about risks associated with an investment, as well as charges and expenses.
-    Dividends paid quarterly.
-    Capital gains distributions paid annually.

The Russell 2000 Value Index returned 16.7 percent in the fourth quarter. The pattern of sector returns within the Index was generally the mirror image of the third quarter. Technology had been the index's weakest sector in the third quarter, falling 31 percent; in the fourth quarter, it was the index's strongest, returning 47 percent. The Transportation, Consumer Discretionary, Materials, and Producer Durables sectors also rallied from double-digit third quarter losses with double-digit fourth-quarter gains to finish the six months near break-even.

In January, the Russell 2000 Value Index returned 1.3 percent as the Autos and Transportation, Consumer Discretionary and Technology sectors rallied. Index returns were held back by declines in Integrated Oils, Other Energy Health Care and Utilities.

For the six-month period of July 31,2001 to January 31, 2002, the Advantus Venture Fund - a small cap value fund - trailed its index. Returns were helped by our overweight in the Consumer Discretionary sector and by our underweight in Utilities. The Fund also benefited from good stock selection in Financial Services, Health Care and Other Energy. Our favorable results in these areas, however, were insufficient to overcome the negative impacts of our overweights in Other Energy and our underweight in Technology when it rallied strongly in the fourth quarter. Stock selection in Autos and Transportation, Basic Materials, Producer Durables and Technology also detracted from returns.

As always, we invest in stocks on a bottom-up basis based on an in-depth understanding of their businesses, rather than top-down forecasts.


OUTLOOK
Looking into 2002, signs of an economic recovery are indeed appearing. Consumer confidence has turned up, business inventory liquidation has been faster and deeper than most had expected - particularly in autos, and pricing in some technology components such as DRAMs is picking up. We expect to see some improvement in the manufacturing sector before midyear. Some pockets of technology spending are expected to strengthen soon as well. In the first quarter, we expect economic data to be mixed. Looking beyond the first quarter and into the second half, we see signs of economic stabilization and recovery on the horizon. Consumer confidence has moved up markedly from recent lows and the pace of job losses is slowing. We feel that underlying all of this is a favorable inflation picture that is driven by lower energy prices, slack labor markets and a general lack of pricing power in the economy. A still soft consumer spending outlook, weak personal income growth and high debt levels must temper any forecast of second half growth in 2002. Likewise, we feel that high corporate debt levels weak profitability and a general lack of pricing power argue for a gradual return to positive economic growth as opposed to a more rapid recovery.

[SIDENOTE]

* HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. THESE PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT OF CLASS A'S MAXIMUM 5.5 PERCENT FRONT-END SALES CHARGE OR CLASS B'S MAXIMUM 5 PERCENT CONTINGENT DEFERRED SALES CHARGE.

** THE RUSSELL 2000 VALUE INDEX CONTAINS THOSE STOCKS FROM THE RUSSELL 2000 WITH LOW PRICE TO BOOK RATIOS. THE RUSSELL 2000 GROWTH INDEX CONTAINS THOSE STOCKS FROM THE RUSSELL 2000 WITH HIGH PRICE TO BOOK RATIOS. THE RUSSELL 2000 ARE THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000. THE RUSSELL 3000 IS AN UNMANAGED INDEX OF 3,000 COMMON STOCKS WHICH REPRESENTS APPROXIMATELY 98 PERCENT OF THE U.S. MARKET.

*** THE S&P 500 INDEX IS A BROAD, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE REPRESENTATIVE OF THE U.S. STOCK MARKET OVERALL.

+ THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 BLUE-CHIP STOCKS THAT ARE GENERALLY THE LEADERS IN THEIR INDUSTRY.

++ THE RUSSELL 1000 VALUE INDEX CONTAINS THOSE STOCKS FROM THE RUSSELL 1000 WITH LOW BOOK TO PRICE RATIO. THE RUSSELL TOP 200 INDEX IS THE 200 LARGEST COMPANIES IN THE RUSSELL 1000. THE RUSSELL 1000 IS THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000. THE RUSSELL 3000 IS AN UNMANAGED INDEX OF 3,000 COMMON STOCKS WHICH REPRESENTS APPROXIMATELY 98 PERCENT OF THE U.S. MARKET.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through January 31, 2002.


AVERAGE ANNUAL TOTAL RETURN:

Class A:
     One year                      5.29%
     Since inception (1/31/97)     10.10%
Class B:
     One year                      5.45%
     Since inception (1/31/97)     10.14%
Class C:
     One year                      10.41%
     Since inception (1/31/97)     10.40%

[CHART]

(THOUSANDS)
                                                       RUSSELL 2000
                 CLASS A      CLASS B        CLASS C   VALUE INDEX        CPI
                 -------      -------        -------   ------------       ---
1/31/1997      $   10,000   $   10,000   $   10,000   $   10,000     $   10,000
7/31/1997      $   10,944   $   11,033   $   11,533   $   11,790     $   10,075
7/31/1998      $   11,919   $   11,965   $   12,449   $   12,503     $   10,245
7/31/1999      $   11,456   $   11,474   $   11,850   $   12,487     $   10,458
7/31/2000      $   11,884   $   11,916   $   12,199   $   13,090     $   10,834
7/31/2001      $   16,065   $   16,153   $   16,340   $   16,198     $   11,129
1/31/2002      $   16,186   $   16,211   $   16,398   $   16,984     $   11,142

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the perfomance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET     % OF STOCK
COMPANY                                      SHARES        VALUE      PORTFOLIO
-------                                      -------     ----------- ----------
International Game Technology                 27,300     $ 1,796,340       3.0%
Mandalay Resort Group                         59,600       1,612,180       2.7%
Proquest Company                              38,200       1,451,800       2.5%
Harrah's Entertainment, Inc                   36,900       1,408,473       2.4%
Western Gas Resources, Inc                    44,500       1,361,700       2.3%
Borg-Warner Automotive, Inc                   23,300       1,290,820       2.2%
ACE, Ltd                                      32,700       1,270,395       2.2%
Methanex Corporation                         225,300       1,241,403       2.1%
Phelps Dodge Corporation                      35,000       1,220,450       2.1%
DaVita, Inc                                   47,800       1,166,320       2.0%
                                                         -----------      -----
                                                         $13,819,681      23.5%
                                                         ===========      =====

[CHART]

Cash and Other Assets/Liabilities               7.4%
Communication Services                           .1%
Utilities                                       1.4%
Consumer Staples                                2.1%
Transportation                                  3.3%
Health Care                                     4.8%
Financial                                       8.7%
Energy                                          9.0%
Capital Goods                                  12.1%
Basic Materials                                13.0%
Technology                                     16.3%
Consumer Cyclical                              21.8%

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES
JANUARY 31, 2002
(UNAUDITED)
Percentages of each investment category relate to total net assets.)

                                              MARKET
SHARES                                        VALUE(a)
------                                   ---------------
COMMON STOCK (92.6%)
   BASIC MATERIALS (13.0%)
     Agriculture Products (.8%)
     3,500   Bunge, Ltd                  $    67,725
    10,600   Corn Products
              International, Inc             303,902
     5,200   NCO Group, Inc. (b)             117,416
                                         -----------
                                             489,043
                                         -----------
     Chemicals (7.3%)
    92,200   Agrium, Inc. (c)                882,354
    46,455   American Pacific
              Corporation (b)                406,481
     6,000   Cabot
              Microelectronics
              Corporation (b)                397,680
     3,500   Cambrex
              Corporation                    153,825
   225,300   Methanex
              Corporation (b)(c)           1,241,403
    12,200   Minerals
              Technologies, Inc              573,522
    18,400   PolyOne Corporation             184,920
    30,632   Stepan Company                  753,547
                                         -----------
                                           4,593,732
                                         -----------
     Construction (.4%)
     7,000   Martin Marietta
              Materials, Inc                 285,390
                                         -----------
     Iron and Steel (1.9%)
    23,000   Ak Steel Corporation            316,940
    11,000   Allegheny
              Technologies, Inc              177,540
     6,964   Belden, Inc                     146,940
     7,000   Cleveland-Cliffs, Inc           121,800
     9,000   United States
              Steel Corporation              179,820
    17,500   Valmont
              Industries, Inc.               253,750
                                         -----------
                                           1,196,790
                                         -----------
     Mining (1.9%)
    35,000   Phelps Dodge
              Corporation                  1,220,450
     4,200   Titanium Metals
              Corporation (b)            $    14,784
                                         -----------
                                           1,235,234
                                         -----------
     Paper and Forest (.7%)
    25,200   Packaging Corporation
              of America (b)                 452,088
                                         -----------
   CAPITAL GOODS (12.1%)
     Aerospace/Defense (2.5%)
    41,200   AAR Corporation                 354,320
    31,700   BE Aerospace, Inc. (b)          253,600
     4,195   Curtiss Wright
              Corporation                    197,794
     4,700   Precision Castparts
              Corporation                    131,882
    14,500   Teledyne   .Technologies,
               Inc. (b)                      224,750
    11,100   Triumph Group,
              Inc. (b)                       376,290
     1,800   United Defense
              Industries, Inc. (b)            45,000
                                         -----------
                                           1,583,636
                                         -----------
     Electrical Equipment (1.1%)
    25,100   Technitrol, Inc                 624,990
     6,100   UCAR International,
              Inc. (b)                        68,991
                                         -----------
                                             693,981
                                         -----------
     Engineering/Construction (.8%)
    22,200   Elcor Corporation               501,720
                                         -----------
     Machinery (4.4%)
    24,831   CTB International
              Corporation (b)                329,011
    38,600   Denison International
              PLC (b)(c)                     660,060
       600   Global Power Equipment
              Group (b)                        6,660
    54,600   JLG Industries, Inc             621,348
     6,500   Lindsay Manufacturing
              Company                        125,125
    77,000   Wabtec Corporation            1,058,750
                                         -----------
                                           2,800,954
                                         -----------

              See accompanying notes to investments in securities.

                                               MARKET
SHARES                                         VALUE(a)
------                                        ---------
CAPITAL GOODS--CONTINUED
     Manufacturing (1.1%)
     1,400   Dal-Tile International,
              Inc. (b)                       $   32,298
    28,256   GenTek, Inc.                        47,470
     4,100   GSI Group, Inc. (b)(c)              32,759
    21,385   Hawk Corporation (b).               87,679
    16,900   Steelcase, Inc.                    265,499
    10,000   Trinity Industries, Inc.           236,600
                                             ----------
                                                702,305
                                             ----------
     Metal Fabrication (1.4%)
    43,300   ABC-NACO, Inc. (b)                      43
    48,201   Ladish Company, Inc. (b)           469,960
    26,504   Penn Engineering &
              Manufacturing
              Corporation                       403,656
                                             ----------
                                                873,659
                                             ----------
     Trucks and Parts (.8%)
    13,300   Navistar International
              Corporation                       518,833
                                             ----------
   COMMUNICATION SERVICES (.1%)
     Telecommunication (.1%)
     8,060   Channel Commercial
              Corporation (b)                    36,270
                                             ----------
   CONSUMER CYCLICAL (21.8%)
     Auto (5.9%)
    34,600   American Axle &
              Manufacturing
              Holdings (b)                      934,200
    23,300   Borg-Warner
              Automotive, Inc                 1,290,820
    16,300   Dura Automotive
              Systems, Inc. (b)                 193,155
    26,000   Lear Corporation (b)             1,044,160
    59,293   Titan International,
              Inc. (b)                          320,182
                                             ----------
                                              3,782,517
                                             ----------
     Building Materials (.3%)
     7,495   Nortek, Inc. (b)                   209,860
                                             ----------
     Leisure (3.9%)
    27,300   International Game
              Technology (b)                  1,796,340
   CONSUMER CYCLICAL--CONTINUED
    33,220   Steinway Musical
              Instruments, Inc. (b)          $  657,756
                                             ----------
                                              2,454,096
                                             ----------
     Lodging-Hotel (.9%)
     7,611   MGM Mirage, Inc. (b)               247,814
    22,800   Station Casinos, Inc. (b)          318,516
                                             ----------
                                                566,330
                                             ----------
     Photography/Imagery (.2%)
     6,319   CPI Corporation                     99,208
                                             ----------
     Publishing (3.0%)
    19,600   Belo Corporation                   362,404
    53,200   Hollinger
              International, Inc                616,056
    10,500   Journal Register
              Company (b)                       209,580
    32,000   Readers Digest
              Association                       684,800
                                             ----------
                                              1,872,840
                                             ----------
     Retail (1.1%)
    15,775   Big Lots, Inc                      169,108
     4,494   OshKosh B'Gosh, Inc                188,478
    15,240   Whitehall
              Jewellers, Inc. (b)               237,744
     5,800   Wilsons The Leather
              Experts, Inc. (b)                  78,300
                                             ----------
                                                673,630
                                             ----------
     Service (6.5%)
    26,800   Argosy Gaming
              Company (b)                       991,064
     4,600   Catalina Marketing
              Corporation (b)                   173,144
    36,900   Harrah's
              Entertainment, Inc. (b)         1,408,473
    59,600   Mandalay Resort
              Group (b)                       1,612,180
                                             ----------
                                              4,184,861
                                             ----------
   CONSUMER STAPLES (2.1%)
     Broadcasting (.7%)
     4,700   Cox Enterprises (b)                104,810
    25,000   Interep National Radio
              Sales, Inc. (b)                   137,250

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        ----------
   CONSUMER STAPLES--CONTINUED
     6,800   Westwood One, Inc. (b)           $  210,120
                                              ----------
                                                 452,180
                                              ----------
     Entertainment (.6%)
    24,339   Championship Auto
              Racing Teams, Inc. (b)             397,699
                                              ----------
     Restaurants (.3%)
     6,510   Zapata Corporation (b)              190,418
                                              ----------
     Service (.5%)
     9,900   Arbitron, Inc. (b)                  311,751
                                              ----------
   ENERGY (9.0%)
     Mining (.7%)
    17,800   Peabody Holding
              Company                           451,230
                                              ----------
     Oil (.2%)
    19,300   Newpark
              Resources, Inc. (b)               135,293
                                              ----------
     Oil & Gas (8.1%)
    18,000   Cabot Oil &
              Gas Corporation                   360,900
   164,100   Canadian 88 Energy
              Corporation (b)(c)                185,433
     2,669   Canadian Natural
              Resources, Ltd. (c)                69,501
     8,200   Clayton Williams
              Energy, Inc. (b)                   98,154
     9,500   Core Laboratories
              NV (b)(c)                         114,950
    63,800   Ocean Energy, Inc.               1,082,048
     6,400   OSCA, Inc. (b)                     121,024
     4,700   Patina Oil & Gas                   122,341
    18,294   Plains Resources, Inc. (b)         435,397
    17,627   Pure Resources, Inc. (b)           360,472
     3,400   Stone Energy
              Corporation (b)                   117,164
    16,900   W-H Energy
              Services , Inc. (b)               302,679
    44,500   Western Gas
              Resources, Inc.                 1,361,700
    25,050   XTO Energy Company                 405,560
                                              ----------
                                              5,137,323
                                              ----------
   FINANCIAL (8.7%)
     Banks (1.7%)
    14,600   Silicon Valley
              Bancshares (b)                 $  336,092
    37,966   Staten Island
              BanCorporation, Inc.              736,541
                                              ----------
                                              1,072,633
                                              ----------
     Commercial Finance (.2%)
     3,900   Dun & Bradstreet
              Corporation (b)                   134,160
                                              ----------
     Finance-Diversified (.9%)
    12,500   Dollar Thrifty Auto
              Group, Inc. (b)                   188,375
     9,800   Moodys Corporation                 367,696
                                              ----------
                                                556,071
                                              ----------
     Insurance (5.4%)
    32,700   ACE, Ltd. (c)                    1,270,395
     8,300   Everest Re
              Group, Ltd. (c)                   570,210
     4,730   Fidelity National
              Finance                           117,824
     7,400   Landamerica Financial
              Group                             200,022
     6,100   Odyssey Reinsurance
              Holdings Corporation               98,942
    12,900   PartnerRe, Ltd. (c)                657,771
     5,500   RenaissanceRe
              Holding, Ltd. (c)                 534,875
                                              ----------
                                              3,450,039
                                              ----------
     Real Estate Investment Trust (.3%)
     9,100   Entertainment
              Properties Trust                  185,185
                                              ----------
     Savings and Loans (.2%)
    14,300   Dime Bancorp, Inc. (b)               1,573
     3,672   New York Community
              Bancorp, Inc.                     101,127
                                              ----------
                                                102,700
                                              ----------
   HEALTH CARE (4.8%)
     Biotechnology (.3%)
    10,688   Invivo Corporation (b)             135,631
     1,200   Versicor (b)                        23,040
                                              ----------
                                                158,671
                                              ----------

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        ----------
   HEALTH CARE--CONTINUED
     Drugs (1.7%)
    48,500   Sangstat Medical
              Corporation (b)                $  866,695
     4,200   Sepracor, Inc. (b)                 207,312
                                             ----------
                                              1,074,007
                                             ----------
     Hospital Management (.2%)
     4,200   Community Health
              Systems (b)                        98,658
                                             ----------
     Medical Products/Supplies (.8%)
    33,600   Aradigm Corporation (b)            169,680
     8,100   ArthoCare Corporation (b)          113,076
    22,200   Aspect Medical
              Systems, Inc. (b)                 242,424
                                             ----------
                                                525,180
                                             ----------
     Special Services (1.8%)
    47,800   DaVita, Inc. (b)                 1,166,320
     2,500   Dynacare, Inc. (b)(c)               38,750
                                             ----------
                                              1,205,070
                                             ----------
   TECHNOLOGY (16.3%)
   Communications Equipment (.5%)
     2,308   Alamosa PCS
              Holdings, Inc. (b)                 15,325
    13,900   Plantronics, Inc. (b)              316,086
                                             ----------
                                                331,411
                                             ----------
     Computer Hardware (.5%)
    11,000   SanDisk Corporation (b)            169,510
    10,600   SBS Technologies, Inc. (b)         162,180
                                             ----------
                                                331,690
                                             ----------
     Computer Peripherals (.4%)
    12,700   Hutchinson
              Technology, Inc. (b)              281,305
                                             ----------
   Computer Services & Software (4.1%)
    49,700   Earthlink, Inc. (b)                473,641
    10,000   Hall Kinion &
              Associates Inc (b)                 75,400
    20,400   Micros Systems, Inc. (b)           627,912
    38,200   Proquest Company (b)             1,451,600
                                             ----------
                                              2,628,553
                                             ----------
   TECHNOLOGY--CONTINUED
     Electrical Defense (.9%)
     6,500   Alliant
               Techsystems, Inc. (b)         $  578,500
                                             ----------
     Electrical Instruments (2.7%)
    40,000   BEI Technologies, Inc              694,000
     8,500   Benchmark Electronics,
              Inc. (b)                          215,645
     4,300   Cognex Corporation (b)             103,630
    14,800   Coherent, Inc. (b)                 464,424
    11,000   Credence Systems
              Corporation (b)                   173,910
     8,900   Nova Measuring
              Instruments, Ltd. (b)(c)           35,066
     7,800   Opticnet, Inc. (b)(d)                  624
                                             ----------
                                              1,687,299
                                             ----------
     Electrical Semiconductor (3.0%)
    20,500   Actel Corporation (b)              433,575
     4,500   Axcelis Technologies,
              Inc. (b)                           61,830
     6,300   Chippac, Inc                        42,525
    23,900   Entegris, Inc. (b)                 268,636
    11,450   GlobeSpan Virata Inc. (b)          185,948
    15,800   Varian Semiconductor
              Equipment (b)                     615,410
     9,000   Veeco Instruments,
              Inc. (b)                          312,660
                                             ----------
                                              1,920,584
                                             ----------
     Electronics-Computer Distribution (1.4%)
    31,900   Kemet Corporation (b)574,200
    16,000   Thomas and Betts
              Corporation                       312,000
                                             ----------
                                                886,200
                                             ----------
     Equipment Semiconductor (2.7%)
    22,900   Advanced Technology
              Materials, Inc. (b)               676,237
     6,400   Brooks Automation,
              Inc. (b)                          313,152
    19,000   MKS Instruments,
              Inc. (b)                          456,589
    22,000   Therma-Wave, Inc. (b)              271,480
                                             ----------
                                              1,717,458
                                             ----------

              See accompanying notes to investments in securities.

                                                                                                          MARKET
SHARES                                                                                                   VALUE(a)
------                                                                                                 -----------
    TRANSPORTATION (3.3%)
     Air Freight (1.3%)
    31,516   AirNet Systems, Inc. (b)                                                                  $   244,249
    41,000   EGL, Inc. (b)                                                                                 558,420
                                                                                                       -----------
                                                                                                           802,669
                                                                                                       -----------
     Airlines (1.4%)
    95,000   Mesa Air Group, Inc. (b)                                                                      867,350
                                                                                                       -----------
     Railroads (.5%)
     9,000   Genesee & Wyoming,
              Inc. (b)                                                                                     285,660
                                                                                                       -----------
     Shipping (.1%)
     8,100   General Maritime
              Corporation (b)                                                                               73,305
                                                                                                       -----------
   UTILITIES (1.4%)
     Electric Companies (1.4%)
       500   Allegheny Energy, Inc.                                                                    $    16,455
     1,500   Black Hills Corporation                                                                        43,290
    23,700   Sierra Pacific Resources                                                                      378,963
    26,300   Western Resources, Inc.                                                                       435,265
                                                                                                       -----------
                                                                                                           873,973
                                                                                                       -----------
   Power Products-Industrial (-)
     1,800   Plug Power Inc (b)                                                                             17,658
                                                                                                       -----------
Total common stock
  (cost: $47,571,380)                                                                                   58,728,860
                                                                                                       -----------
SHORT-TERM SECURITIES (7.2%)
 3,050,055   Wells Fargo & Company - Cash Investment Fund I, current rate 1.950%                       $ 3,050,055
 1,542,674   Wells Fargo & Company - Treasury Plus Fund, current rate 1.766%                             1,542,674
                                                                                                       -----------
             Total short-term securities (cost: $4,592,729)                                              4,592,729
                                                                                                       -----------
             Total investments in securities (cost: $52,164,109)(e)                                    $63,321,589
                                                                                                       ===========

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 9.9% of net assets in foreign securities as of January 31, 2002.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 8 to the financial statements.) Information concerning the restricted security held at January 31, 2002, which includes acquisition date and cost, is as follows:

                                       ACQUISITION
SECURITY:                                  DATE            COST
---------                              ------------       ------
    Opticnet, Inc.                       10/30/00         $624

(e) At January 31, 2002 the cost of securities for federal income tax purposes was $52,164,109. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                    $15,307,288
     Gross unrealized depreciation                     (4,149,808)
                                                      ------------
     Net unrealized appreciation                      $11,157,480
                                                      ============

              See accompanying notes to investments in securities.

ADVANTUS VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2002
(UNAUDITED)

                                ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $52,164,109) (a)                                  $63,321,589
Cash in bank on demand deposit                                                              4,311
Receivable for Fund shares sold                                                           166,755
Receivable for investment securities sold                                                   4,972
Accrued interest receivable                                                                 5,200
Dividends receivable                                                                       12,724
Collateral for securities loaned (note 6)                                              11,385,559
Other receivables                                                                           4,356
                                                                                      -----------
     Total assets                                                                      74,905,466
                                                                                      -----------
                              LIABILITIES
Payable for investment securities purchased                                                44,966
Payable for Fund shares redeemed                                                            9,165
Payable to Adviser                                                                         76,454
Payable upon return of securities loaned (note 6)                                      11,385,559
                                                                                      -----------
     Total liabilities                                                                 11,516,144
                                                                                      -----------
Net assets applicable to outstanding capital stock                                    $63,389,322
                                                                                      ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
   $.01 par value                                                                     $    44,639
   Additional paid-in capital                                                          51,413,906
   Undistributed (distributions in excess of) net investment income                     (189,567)
   Accumulated net realized gains from investments                                        962,864
   Unrealized appreciation on investments                                              11,157,480
                                                                                      -----------
     Total - representing net assets applicable to outstanding capital stock          $63,389,322
                                                                                      ===========
Net assets applicable to outstanding Class A shares                                   $57,128,378
                                                                                      ===========
Net assets applicable to outstanding Class B shares                                   $ 4,709,717
                                                                                      ===========
Net assets applicable to outstanding Class C shares                                   $ 1,551,227
                                                                                      ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,013,641                                             $     14.23
                                                                                      ===========
   Class B - Shares outstanding 339,125                                               $     13.89
                                                                                      ===========
   Class C - Shares outstanding 111,172                                               $     13.95
                                                                                      ===========

--------
(a)  Including securities on loan of $11,042,236.


                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENT OF OPERATIONS
PERIOD FROM AUGUST 1, 2001 TO JANUARY 31, 2002
(UNAUDITED)

Investment income:
   Interest                                                                         $   55,355
   Dividends                                                                           169,190
   Income for securities lending activities                                              9,679
                                                                                    -----------
       Total investment income                                                         234,224
                                                                                    -----------
Expenses (note 4):
   Investment advisory fee                                                             201,090
   Rule 12b-1 fees - Class A                                                            65,464
   Rule 12b-1 fees - Class B                                                            20,992
   Rule 12b-1 fees - Class C                                                             4,428
   Administrative services fee                                                          37,200
   Amortization of organizational costs                                                  8,946
   Transfer agent fees                                                                  38,843
   Custodian fees                                                                        2,680
   Auditing and accounting services                                                      5,000
   Legal fees                                                                            4,723
   Directors' fees                                                                         427
   Registration fees                                                                    18,500
   Printing and shareholder reports                                                     13,249
   Insurance                                                                             1,175
   Licensing fee                                                                           459
   Other                                                                                26,800
                                                                                    -----------
       Total expenses                                                                  449,976
Less fees and expenses waived or absorbed:
   Class A Rule 12b-1 fees                                                             (26,185)
                                                                                    -----------
       Total net expenses                                                              423,791
                                                                                    -----------
       Investment loss - net                                                          (189,567)
                                                                                    -----------
   Net realized gains on investments (note 3)                                        1,796,823
   Net change in unrealized appreciation or depreciation on investments             (1,199,320)
                                                                                    -----------
       Net gains on investments                                                        597,503
                                                                                    -----------
Net increase in net assets resulting from operations                                $  407,936
                                                                                    ===========


                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM AUGUST 1, 2001 TO JANUARY 31, 2002 AND YEAR ENDED JULY 31, 2001 (UNAUDITED)

                                                                                           2002             2001
                                                                                       ------------     ------------
Operations:
   Investment loss - net                                                                $ (189,567)      $ (289,097)
   Net realized gain on investments                                                      1,796,823        3,528,586
   Net change in unrealized appreciation or depreciation
     on investments                                                                     (1,199,320)      10,099,522
                                                                                       ------------     ------------
       Increase in net assets resulting from operations                                    407,936       13,339,011
                                                                                       ------------     ------------
Distributions to shareholders from net realized gains on investments:
     Class A                                                                            (3,290,875)      (1,209,518)
     Class B                                                                              (270,413)         (91,557)
     Class C                                                                               (72,505)          (9,739)
                                                                                       ------------     ------------
       Total distributions                                                              (3,633,793)      (1,310,814)
                                                                                       ------------     ------------
Capital share transactions (notes 4 and 7):
   Proceeds from sales:
     Class A                                                                             8,257,879       14,129,639
     Class B                                                                               855,334        1,147,269
     Class C                                                                             1,033,622          182,197
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                             1,073,557          198,759
     Class B                                                                               259,096           90,161
     Class C                                                                                69,520            9,462
   Payments for redemption of shares:
     Class A                                                                            (3,906,219)      (2,096,012)
     Class B                                                                              (292,304)        (428,829)
     Class C                                                                               (64,291)         (74,966)
                                                                                       ------------     ------------
       Increase in net assets from capital share transactions                            7,286,194       13,157,680
                                                                                       ------------     ------------
       Total increase in net assets                                                      4,060,337       25,185,877
Net assets at beginning of period                                                       59,328,985       34,143,108
                                                                                       ------------     ------------
Net assets at end of period (Includes undistributed (distributions in
   excess of) net investment income of ($189,567) and $0, respectively)                $63,389,322      $59,328,985
                                                                                       ============     ============

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2002
(UNAUDITED)

(1)  ORGANIZATION

     Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES

     The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually. For federal income tax purposes, the Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of Fund shares during the year.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended January 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $10,215,385 and $6,211,648, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next
$1 billion and .66 percent on net assets in excess of $2 billion.

     Advantus Capital has a sub-advisory agreement with State Street Research & Management Company (State Street Research). The sub-advisory agreement provides that Advantus Capital shall pay State Street Research a monthly management fee which will vary depending on the total "small company value" assets sub-advised by State Street Research for Advantus Capital, including assets of Venture Fund and small company value assets of other mutual funds and private accounts. Total assets are measured each March 31, June 30, September 30, and December 31. Advantus Capital pays State Street Research from the advisory fee at a rate equal to .65 percent on the first $500 million in assets, .60 percent on the next $500 million in assets, and .50 percent on assets in excess of $1 billion.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a ..25 percent service fee. Securian is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Securian waived Class A Rule 12b-1 fees in the amount of $26,185 for the period ended January 31, 2002.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing and redemption agent and bears the expense of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, outside legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered in a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, effective December 1, 2001, the fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account annually. The Fund also pays Securian Financial Group an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses which exceed 1.40 percent of Class A average daily net assets, 2.25 percent of Class B average daily net assets, and 2.25 percent of Class C average daily net assets.

     For the period ended January 31, 2002 sales charges received by Securian for distributing the Funds three classes of shares amounted to $30,438.

     As of January 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                               NUMBER OF SHARES     PERCENTAGE OWNED
                               ----------------     ----------------
CLASS A                          3,564,560               88.8%
CLASS C                              6,056                5.4%

     Legal fees were paid to a law firm of which the Funds secretary is a partner in the amount of $2,723.

(5)  ORGANIZATIONAL COSTS

      The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6)  STOCK SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loaned securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At January 31, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102 percent of the value of the securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At January 31, 2002, securities valued at $11,042,236 were on loan to brokers and the Fund had $11,385,559 in cash as collateral.

(7)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the period ended January 31, 2002 and the year ended July 31, 2001 were as follows:

CLASS A                                                 CLASS B                 CLASS C
                                                 -----------------------   -------------------
                                                   2002         2001        2002       2001        2002       2001
                                                 ----------   ----------   --------   --------   --------    -------
Sold                                              586,606     1,044,828     62,531     83,650     78,236     13,032
Issued for reinvested distributions                79,855        16,689     19,799      7,731      5,281        801
Redeemed                                         (290,419)     (158,483)   (21,840)   (32,805)    (4,664)    (5,435)
                                                 ----------   ----------   --------   --------   --------    -------
                                                  376,042       903,034     60,490     58,576     78,853      8,398
                                                 ==========   ==========   ========   ========   ========    =======

(8)   ILLIQUID SECURITIES

     At January 31, 2002, investments in illiquid securities are limited to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at January 31, 2002, was $624 which represents 0.0% of net assets.

(9)   FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                    CLASS A
                                                 --------------------------------------------------------------------------------
                                                 PERIOD FROM                                                          PERIOD FROM
                                                  AUGUST 1,                                                           JANUARY 31,
                                                  2001 TO                     YEAR ENDED JULY 31,                     1997(d) TO
                                                 JANUARY 31,     ----------------------------------------------        JULY 31,
                                                   2002           2001         2000         1999         1998            1997
                                                  -------        -------      -------      -------      -------        -------
Net asset value, beginning of period              $ 15.05        $ 11.47      $ 11.20      $ 12.03      $ 11.73        $ 10.17
                                                  -------        -------      -------      -------      -------        -------
Income from investment operations:
  Net investment income (loss)                       (.04)          (.06)         .05          .10          .06            .05
  Net gains (losses) on securities
   (both realized and unrealized)                     .10           4.04          .32         (.59)         .98           1.55
                                                  -------        -------      -------      -------      -------        -------
     Total from investment operations                 .06           3.98          .37         (.49)        1.04           1.60
                                                  -------        -------      -------      -------      -------        -------
Less distributions:
  Dividends from net investment income                 --             --         (.06)        (.09)        (.08)          (.04)
  Dividend in excess of net investment
   income                                              --             --         (.04)          --           --             --
  Distributions from net realized gains              (.88)          (.40)          --         (.23)        (.66)            --
  Tax return of capital                                --             --           --         (.02)          --             --
                                                  -------        -------      -------      -------      -------        -------
     Total distributions                             (.88)          (.40)        (.10)        (.34)        (.74)          (.04)
                                                  -------        -------      -------      -------      -------        -------
Net asset value, end of period                    $ 14.23        $ 15.05      $ 11.47      $ 11.20      $ 12.03        $ 11.73
                                                  =======        =======      =======      =======      =======        =======
Total return (a)                                      .76%         35.18         3.74%       (3.89)%       8.92%         15.79%
Net assets, end of period (in thousands)          $57,128        $54,735      $31,371      $31,683      $34,630        $30,662
Ratio of expenses to average daily
  net assets (c)                                     1.40%(b)       1.40%        1.40%        1.40%        1.38%          1.35%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)                    (.81)%(b)      (.56)%        .63%         .81%         .55%           .90%(b)
Portfolio turnover rate (excluding
  short-term securities)                             12.0%          37.8%       169.0%       103.9%        45.0%          39.6%

---------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b) Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $26,185, $50,149, $97,212, $77,189, $59,431 and $26,677 in expenses for the period ended
January 31, 2002 and the years ended 2001, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.50%, 1.51%, 1.71%, 1.64%, 1.55% and 1.55%, and the ratio of net investment income to average daily net assets would have been (.95)%, (.67)%, .32%, .57%, .38%, and . 70% for the period ended January 31, 2002 and the years ended July 31, 2001, 2000, 1999 and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25%, 2.26%, 2.45%, 2.36%, 2.25% and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (2.26)%,(1.42)%, (.45)%, (.15)%, (.26)% and .01%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25%, 2.26%, 2.45%, 2.36%, 2.25% and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (4.38)%, (1.42)%, (.45)%, (.15)%, (.26)% and .01%, respectively.
(d) Commencement of operations.

                                                                                   CLASS B
                                                --------------------------------------------------------------------------------
                                                PERIOD FROM                                                          PERIOD FROM
                                                 AUGUST 1,                                                            JANUARY 31,
                                                 2001 TO                       YEAR ENDED JULY 31,                   1997(d) TO
                                                JANUARY 31,      ----------------------------------------------        JULY 31,
                                                    2002           2001         2000         1999         1998           1997
                                                  -------        -------      -------      -------      -------        -------
Net asset value, beginning of period              $ 14.77        $ 11.36      $ 11.11      $ 11.94      $ 11.71        $ 10.17
                                                  -------        -------      -------      -------      -------        -------
Income from investment operations:
  Net investment income (loss)                        .08           (.16)        (.04)          --         (.02)           .01
  Net gains (losses) on securities
   (both realized and unrealized)                     .08           3.97          .32         (.58)         .92           1.54
                                                  -------        -------      -------      -------      -------        -------
     Total from investment operations                  --           3.81          .28         (.58)         .90           1.55
                                                  -------        -------      -------      -------      -------        -------
Less distributions:
  Dividends from net investment income                 --             --         (.02)        (.02)        (.01)          (.01)
  Dividend in excess of net investment
   income                                              --             --         (.01)          --           --             --
  Distributions from net realized gains              (.88)          (.40)          --         (.23)        (.66)            --
  Tax return of capital                                --             --           --           --           --             --
                                                  -------        -------      -------      -------      -------        -------
     Total distributions                             (.88)          (.40)        (.03)        (.25)        (.67)          (.01)
                                                  -------        -------      -------      -------      -------        -------
Net asset value, end of period                    $ 13.89        $ 14.77      $ 11.36      $ 11.11      $ 11.94        $ 11.71
                                                  =======        =======      =======      =======      =======        =======
Total return (a)                                      .36%         34.01%        2.89%       (4.77)%       7.65%         15.33%
Net assets, end of period (in thousands)          $ 4,710        $ 4,114      $ 2,500      $ 3,115      $ 3,529        $ 1,052
Ratio of expenses to average daily
  net assets (c)                                     2.25%(b)       2.25%        2.24%        2.25%        2.25%          2.25%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)                   (2.26)%(b)     (1.41)%       (.24)%       (.04)%       (.26)%          .01%(b)
Portfolio turnover rate (excluding
  short-term securities)                             12.0%          37.8%       169.0%       103.9%        45.0%          39.6%

                                                                                     CLASS C
                                                --------------------------------------------------------------------------------
                                                PERIOD FROM                                                          PERIOD FROM
                                                 AUGUST 1,                                                            JANUARY 31,
                                                  2001 TO                      YEAR ENDED JULY 31,                    1997(d) TO
                                                 JANUARY 31,     ----------------------------------------------        JULY 31,
                                                    2002           2001         2000         1999         1998           1997
                                                  -------        -------      -------      -------      -------        -------
Net asset value, beginning of period              $ 14.83        $ 11.41      $ 11.15      $ 11.98      $ 11.71        $ 10.17
                                                  -------        -------      -------      -------      -------        -------
Income from investment operations:
  Net investment income (loss)                         --           (.15)        (.03)        (.01)        (.03)           .01
  Net gains (losses) on securities
   (both realized and unrealized)                      --           3.98          .32         (.57)         .97           1.54
                                                  -------        -------      -------      -------      -------        -------
     Total from investment operations                  --           3.83          .29         (.58)         .94           1.55
                                                  -------        -------      -------      -------      -------        -------
Less distributions:
  Dividends from net investment income                 --             --         (.02)        (.02)        (.01)          (.01)
  Dividend in excess of net investment
   income                                              --             --         (.01)          --           --             --
  Distributions from net realized gains              (.88)          (.40)          --         (.23)        (.66)            --
  Tax return of capital                                --             --           --           --           --             --
                                                  -------        -------      -------      -------      -------        -------
     Total distributions                             (.88)          (.40)        (.03)        (.25)        (.67)          (.01)
                                                  -------        -------      -------      -------      -------        -------
Net asset value, end of period                    $ 13.95        $ 14.83      $ 11.41      $ 11.15      $ 11.98        $ 11.71
                                                  =======        =======      =======      =======      =======        =======
Total return (a)                                      .35%         33.94%        2.95%       (4.81)%       7.90%         15.38%
Net assets, end of period (in thousands)          $ 1,551        $   479      $   273      $   467      $   702        $   175
Ratio of expenses to average daily
  net assets (c)                                     2.25%(b)       2.25%        2.24%        2.25%        2.25%          2.25%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)                   (4.38)%(b)     (1.41)%       (.24)%       (.04)%       (.26)%          .01%(b)
Portfolio turnover rate (excluding
  short-term securities)                             12.0%          37.8%       169.0%       103.9%        45.0%          39.6%

DIRECTORS AND EXECUTIVE OFFICERS

     Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

      The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                       POSITION WITH FUND
NAME, ADDRESS(1)                       AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
AND AGE                                TIME SERVED                           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Interested Directors
----------------------------------------------------------------------------------------------------------------------
William N. Westhoff                    President and                         President, Treasurer and Director,
Age: 54                                Director since                        Advantus Capital Management, Inc.;
                                       July 23, 1998                         Senior Vice President and Treasurer,
                                                                             Minnesota Life Insurance Company;
                                                                             President, MCM Funding 1997-1, Inc.
                                                                             and MCM Funding 1998-1, Inc.
                                                                             (entities holding legal title to
                                                                             mortgages beneficially owned by
                                                                             certain clients of Advantus Capital);
                                                                             Senior Vice President, Global
                                                                             Investments, American Express
                                                                             Financial Corporation, Minneapolis,
                                                                             Minnesota, from August 1994 to
                                                                             October 1997


                                       20

Frederick P. Feuerherm                 Vice President,                       Vice President, Assistant Secretary and
Age: 55                                Director and                          Director, Advantus Capital
                                       Treasurer since                       Management, Inc.; Vice President,
                                       July 13, 1994                         Minnesota Life Insurance Company;
                                                                             Vice President and Director, MIMLIC
                                                                             Funding, Inc. (entity holding legal
                                                                             title to bonds beneficially owned by
                                                                             certain clients of Advantus Capital);
                                                                             Vice President and Assistant Secretary,
                                                                             MCM Funding 1997-1, Inc. and
                                                                             MCM Funding 1998-1, Inc. (entities
                                                                             holding legal title to mortgages
                                                                             beneficially owned by certain clients
                                                                             of Advantus Capital)
----------------------------------------------------------------------------------------------------------------------
Independent Directors
----------------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                        Director since                        Retired, Vice President and Treasurer
Age: 74                                October 22, 1985                      of Minnesota Mining and
                                                                             Manufacturing Company
                                                                             (industrial and consumer products)
                                                                             through June 1989


Charles E. Arner                       Director since                        Retired, Vice Chairman of The First
Age: 79                                April 30, 1986                        National Bank of Saint Paul from
                                                                             November 1983 through June 1984;
                                                                             Chairman and Chief Executive Officer
                                                                             of The First National Bank of Saint
                                                                             Paul from October 1980 through
                                                                             November 1983


Ellen S. Berscheid                     Director since                        Regents' Professor of Psychology at
Age: 65                                October 22, 1985                      the University of Minnesota
----------------------------------------------------------------------------------------------------------------------
Other Executive Officers
----------------------------------------------------------------------------------------------------------------------
Michael J. Radmer                      Secretary since                       Partner with the law firm of
Dorsey & Whitney LLP                   April 16, 1998                        Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

      The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $11.6 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
                Read the prospectus carefully before you invest.



                                [ADVANTUS LOGO]

                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                 1-800-237-1838
                                 3010-2002-1196N

SECURIAN FINANCIAL SERVICES, INC.                            PRESORTED STANDARD
400 ROBERT STREET NORTH                                       U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                               PERMIT NO. 3547


ADDRESS SERVICE REQUESTED


F.52034 Rev. 3-2002